UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2021

MSC Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
_____________________ (State or other jurisdiction of incorporation)	_____________ (Commission File Number)	______________ (I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 350-6000

Registrant’s telephone number, including area code:   713-350-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2021, Brent D. Smith, Chief Financial Officer and Treasurer of MSC Income Fund, Inc. (the “Company”) and Main Street Capital Corporation (“Main Street”), parent company to MSC Adviser I, LLC, the Company’s investment adviser, mutually agreed that Mr. Smith’s employment with Main Street, and roles with Main Street’s subsidiaries and affiliated funds, including the Company, will cease effective August 31, 2021 (the “Separation Date”) pursuant to that certain Retention and Release Agreement entered into by and between Mr. Smith and Main Street (the “Retention Agreement”). Under the terms of the Retention Agreement, Mr. Smith has agreed to help transition his duties and responsibilities through the Separation Date while continuing to serve as the Company’s and Main Street’s Chief Financial Officer and Treasurer (the “Transition Period”). The Retention Agreement also provides for a customary release of claims, confidentiality and non-disparagement obligations and a one-year non-competition provision. Mr. Smith’s separation from the Company and Main Street is not the result of any disagreement with management or the board of directors of either entity.

Following Mr. Smith’s separation, Jesse E. Morris, currently Executive Vice President and Chief Operating Officer of the Company and Main Street, will assume the roles of Chief Financial Officer and Treasurer of each entity in addition to his current responsibilities. Reference is made to the biographical information with respect to Mr. Morris set forth under the heading “Item 10. Directors, Executive Officers and Corporate Governance” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which description is incorporated herein by reference. There are no current or proposed transactions between the Company or Main Street and Mr. Morris or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc. (Registrant)
May 7, 2021 (Date)	/s/ Jason B. Beauvais Jason B. Beauvais General Counsel